EXHIBIT 10.9

Contracts in 2007

A.  The contract for developing a RFID solution company to develop Korean u-SCM-based management application technology of Tag-at-Ship, Tag-at-Pick, Tag-at-Source

Parties of the agreement	GlobalID, Clavis Technologies
Participating companies	Dongbu CNI, CEN
Participating university	Hanyang University
The contract period	2007.12.01~2009.11.30 (24 months)
The contract amount	Clavis Technologies
2007.12.01~2008.11.30 W 157,641,000
2008.12.01~2009.11.30 W 157,641,.00
DongbuCNI
2007.12.01~2008.11.30 W 98,523,000
2008.12.01~2009.11.30 W 98,523,000
CEN
2007.12.01~2008.11.30 W 46,286,000
2008.12.01~2009.11.30 W 46,286,000
Payment of Technology fee	20% (Fixed rate)
Conditions: If companies succeed this project and they start to sell or make a business, they have to pay the technology fee, 20% of project money.
Contents of the contract	developing a RFID solution company to develop Korean u-SCM-based management application technology of Tag-at-Ship, Tag-at-Pick, Tag-at-Source for 2 years
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- Standards for using government money
- Contract for industrial technology development with Hanyang university
Hanyang University
Hanyang University
2007.12.01~2008.11.30 W 70,000,000
2008.12.01~2009.11.30 W 70,000,000